Income Taxes	12 Months Ended
Jun. 29, 2011
Income Taxes
Income Taxes
7.	INCOME TAXES

The provision for income taxes from continuing operations consists of the following (in thousands):

	2011	2010	2009
Current income tax expense (benefit):
Federal	$16,596	$36,493	$(41,803)
State	1,694	9,055	(1,189)
Foreign	2,046	1,904	1,808

Total current income tax expense (benefit)	20,336	47,452	(41,184)

Deferred income tax expense (benefit):
Federal	20,507	(15,773)	41,878
State	1,426	(3,415)	6,040

Total deferred income tax expense (benefit)	21,933	(19,188)	47,918

	$42,269	$28,264	$6,734

A reconciliation between the reported provision for income taxes from continuing operations and the amount computed by applying the statutory Federal income tax rate of 35% to income before provision for income taxes is as follows (in thousands):

	2011	2010	2009
Income tax expense at statutory rate	$64,165	$46,196	$27,599
FICA tax credit	(15,779)	(16,625)	(19,307)
State income taxes, net of Federal benefit	(316)	1,711	3,154
Other	(5,801)	(3,018)	(4,712)

	$42,269	$28,264	$6,734

The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities as of June 29, 2011 and June 30, 2010 are as follows (in thousands):

	2011	2010
Deferred income tax assets:
Leasing transactions	$41,603	$35,795
Stock-based compensation	15,320	17,671
Restructure charges and impairments	4,962	9,134
Insurance reserves	23,636	26,734
Employee benefit plans	591	1,044
Gift cards	9,369	8,733
Other, net	10,296	12,882

Total deferred income tax assets	105,777	111,993

Deferred income tax liabilities:
Prepaid expenses	13,448	12,963
Goodwill and other amortization	22,297	19,971
Depreciation and capitalized interest on property and equipment	24,672	11,143
Other, net	3,471	3,096

Total deferred income tax liabilities	63,888	47,173

Net deferred income tax asset	$41,889	$64,820

A reconciliation of unrecognized tax benefits for the fiscal years ended June 29, 2011 and June 30, 2010 are as follows (in thousands):

	2011	2010
Balance at beginning of year	$18,850	$27,711
Additions based on tax positions related to the current year	1,199	1,184
Additions (Reductions) based on tax positions related to prior years	188	(1,754)
Settlements with tax authorities	(5,387)	(2,290)
Expiration of statute of limitations	(5,708)	(6,001)

Balance at end of year	$9,142	$18,850

The total amount of unrecognized tax benefits as of June 29, 2011 was $9.1 million ($6.3 million of which would favorably affect the effective tax rate if resolved in our favor due to the effect of deferred tax benefits). During the next twelve months, we anticipate that it is reasonably possible that the amount of unrecognized tax benefits could be reduced by approximately $2.5 million ($1.7 million of which would affect the effective tax rate due to the effect of deferred tax benefits) either because our tax position will be sustained upon audit or as a result of the expiration of the statute of limitations for specific jurisdictions.

We recognize accrued interest and penalties related to unrecognized tax benefits in income tax expense. We recognized benefits in interest of approximately $1.8 million and $1.0 million in fiscal 2011 and 2010, respectively, due to the reduction of accrued interest from statute expirations and settlements, net of accrued interest for remaining positions. As of June 29, 2011, we had $3.0 million ($2.3 million net of a $0.7 million Federal deferred tax benefit) of interest and penalties accrued, compared to $4.9 million ($3.5 million net of a $1.4 million Federal deferred tax benefit) at June 30, 2010.